1



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) March 29, 2000
                                                          --------------


                                    UST Inc.
             -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)



           Delaware                       0-17506                06-1193986
--------------------------------        ------------         -------------------
(State or other jurisdiction of         (Commission             (IRS Employer
  incorporation or organization)        File Number)         Identification Mo.)


100 West Putnam Avenue, Greenwich, Connecticut                        06830
----------------------------------------------                      ----------
   (Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code (203) 661-1100
                                                   --------------

ITEM 5.  OTHER EVENTS


     On March 29, 2000, Registrant issued a press release announcing that a Kentucky jury had rendered a verdict against its subsidiary, United States Tobacco Company, awarding damages to Conwood Company, L.P. and Conwood Sales Company, L.P., for its claims under federal antitrust laws that U. S. Tobacco had engaged in exclusionary and anticompetitive conduct in the marketing and promotion of moist smokeless tobacco products. On March 30, 2000, Registrant issued a press release announcing that the United States District Court for the Western District of Kentucky has entered an order which will provide Registrant with the time and opportunity to have the Court consider the amount of any bond that should be provided pending the Court's review of the judgment entered against it and any subsequent appeal. The Court's order staying execution and deferring any bonding relating to the stay until further briefing and review was conditioned on Registrant's agreement not to "enter into any corporate transactions that would jeopardize any security responsible for the judgment". The Court's order does not preclude Registrant from conducting ordinary corporate transactions such as paying regular dividends. A copy of the two press releases, the judgment and the order are attached hereto as Exhibit
99.1, 99.2, 99.3 and 99.4, respectively, and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)    Exhibits

                The following exhibits are filed as part of this report:

                  99.1     UST Inc.'s press release dated March 29, 2000

                  99.2     UST Inc.'s press release dated March 30, 2000

                  99.3 Copy of the judgment for Conwood Company, L.P. et al. v. United States Tobacco Company, et al.

                  99.4     Copy of the order in Conwood Company L.P., et al.
                           v. United States Tobacco Sales and Marketing
                           Company Inc., et al.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  March 30, 2000

                                            UST INC.


                                            By:  /s/ Debra  A. Baker
                                                 -------------------------
                                            Name:   Debra A. Baker
                                            Title:  Senior Vice President and
                                                    Secretary